WELCOME!

TO EDUCATION REALTY TRUST INVESTOR DAY

EDUCATION REALTY Trust



EDUCATION REALTY Trust

Education Realty Trust creates value through its singular focus on the development, ownership and management of collegiate student housing

- Pioneered privatized student housing nationally beginning in 1964
- Developed or acquired $1.8 billion in student communities since 2000
- Created one of the world's largest owner-operators of student housing
  - 43 owned communities with 26,637 beds
  - 24 managed communities with 13,592 beds
  - 5 communities with 8,231 beds in development or construction


EDR Headquarters
Owned Properties
Managed Properties
Properties in Development

EDUCATION REALTY Trust

The experience, energy and drive of our people in the field or home office generates our competitive advantage

- Student housing industry's most experienced team
  - Paul Bower, Randy Brown, Craig Cardwell, Tom Trubiana, Tom Hickey
  - Jim Crossetti, Chris Richards, Maureen Lannon, Brad Shaw
  - George Hulbert, Dennis Erny
- Unique platform
  - Understand what students want
  - How to market effectively to them
  - How to take care of them
- More than two generations of brand equity among university presidents, administrators
- Development expertise
  - Nearly $1 billion in on-campus development since 2000
  - Track record of on-time, on-budget performance
  - Bill Harris, Wally Wilcox

EDUCATION REALTY Trust

The company has moved to enhance shareholder value in tangible ways

- Restructured the company's executive management to improve operating performance in each business segment
- Opportunistically sold older property for an attractive cap rate
- Eliminated variable-rate debt
- Awarded seven new multi-year management contracts
- Intensified development efforts
- Completed development in Greensboro, NC
- Began new construction of The Reserve at Saluki Pointe (Southern Illinois University)

The company has sound strategies for success underway

- Improve operating margins through maximization of revenue per bed and control of operating expenses
- Focus on higher-yielding off-campus development projects
- Initiate on-campus development projects for equity investment
- Leverage the company's development expertise to increase third-party development revenues
- Increase revenue and improve margins through pursuit of profitable third-party management business
- Acquire select properties with "turnaround" upside that deliver accretive yields by the second year

WHY ARE WE HERE TODAY?
EDR SUCCESS STORIES

EDUCATION REALTY Trust

Ownership



University Towers

953 beds serving primarily freshmen at NC State University, developed, owned and managed by EDR

Management



The College Inn

440 beds of apartment-style units, developed by JPI for the Wolf Pack Club of NC State (owner) and managed by EDR

Development


UNIVERSITY VILLAGE

University Village

600 apartment-style beds for UNC Greensboro students, developed and managed by EDR in joint venture with local partners who owned the land

WHY DO WE LIKE NORTH CAROLINA?

EDUCATION REALTY Trust

This is where the private student housing business started, in 1964, at the University of North Carolina, Chapel Hill, by Allen & O'Hara, our predecessor company

The state of North Carolina has growth dynamics exceeding the national average in:

- High school enrollment and graduates
- College enrollment (2x the national average)
- Freshmen SAT scores
- Freshmen retention
- Six year graduation rate
- Undergraduate female enrollment
- Fourth highest in-migration by out-of-state freshmen

WHY ARE WE HERE TODAY?

Eight percent of EDR's owned and managed beds are in North Carolina (3,258 of 40,299)

Within one hour of Raleigh, N.C., EDR can demonstrate:

- Past and present development experience
- Two product types: freshmen residence hall and upperclass apartments
- Ownership, fee management and joint venture



EDUCATION REALTY Trust

1. Umstead Hotel
100 Woodland Road
Cary, NC

2. University Towers
111 Friendly Drive
Raleigh, NC

3. The College Inn
2717 Western Boulevard
Raleigh, NC

4. University Village
1713 Walker Avenue
Greensboro, NC

5. Raleigh Durham airport,
2600 Terminal Boulevard
Morrisville, NC


220
29
Greensboro
40
4
85
1
Hender
Durham
5
1
Raleigh
2
3
Asheboro
64
421
Sanford
40
70
220
95

Education Realty Trust

THE PROPERTIES

UP CLOSE AND CLOSE TO CAMPUS



University Towers



The College Inn


UNIVERSITY
VILLAGE

University Village

EDR COMMUNITY LOCATOR

EDUCATION REALTY Trust


Raleigh
University Towers
N.C. State University
The College Inn
ary

UNIVERSITY TOWERS CASE STUDY– OWNERSHIP

Off-campus hall developed, owned and operated by EDR

- Originally developed by EDR predecessor, Allen & O'Hara
- Number one off-campus place for freshman to live since 1989
- 100% occupancy 17 out of 18 years
- Current academic-year room and board totals $7,278
- Equates to monthly rent per bed of $642 for 9 month lease
- $650K in summer camp business
- $2.0 million in dining room business

Community Statistics

- Built 1989
- Beds 953 (936 doubles,17 singles)
- Occupancy 100%
- Average annual rate increase – 5.26%
- Operating margin – 57.2%
- Recurring CAPEX – $190/bed



Dramatic six-month turnaround at EDR-managed on-campus community

- Assumed management duties January 2007 with occupancy at less than 70%
- Installed a new management team along with campus life, CA programs
- Improved customer service
- Improved high-speed Internet service
- Changed to positive perceptions among mix of athletes, nonathletes
- Effective marketing, cross-promotion drove occupancy rates higher
- Occupancy is 100% for fall 2007-08

Community Statistics

- Built 2004
- Beds 440 / Units 124
- Occupancy 100% for Aug. 2007 versus 74% for Aug. 2006
- Held rental rates firm
- Improved debt coverage ratio, operating fundamentals significantly
- Compensation equates to 4% of gross revenue



EDR COMMUNITY LOCATOR

EDUCATION REALTY Trust


Greensboro
Piedmont Triad International Airport
University Village Greensboro
University of North Carolina, Greensboro

UNIVERSITY VILLAGE CASE STUDY– DEVELOPMENT

Off-campus joint-venture developed, managed and co-owned by EDR

- Partnered with local landowners to redevelop close-to-campus site
- Developed 600-bed, state-of-the-art community on time, within budget
- Created premier, amenities-packed community walking distance from campus
- Occupancy 100% with waiting list on higher-than-forecast rents

Community Statistics

- Open Fall 2007
- 600 beds / 203 units
- 140 2BR/2BA (23.3%)
- 216 3BR/3BA (36.0%)
- 244 4BR/4BA (40.7%)
- Total development cost - $26,258,000
- Development cost/bed - $43,800
- NarPAB $498
- RevPAB $519
- First-year project yield – 7.9%


UNIVERSITY VILLAGE

EDUCATION REALTY Trust

Facts

- College Park Apartments, Greensboro, NC
- Family owned 56-year-old apartment community
- 96 Rental units
- 11.45 acres 2 blocks from UNCG campus

Issues

- Increasing deferred maintenance
- Decreasing net income


College Park
NOW LEASING
274-2632





Pre-construction property views

EDUCATION REALTY Trust

Local partner weighs options

- Renovate existing units
- Sell property
- Scrap site and self-develop new student community
- Partner with a national firm with substantial student housing expertise


UNCG Campus
University Village

University Village is within 2 blocks of UNCG Campus

EDUCATION REALTY Trust

EDR's Market Analysis

- Board of Regents targeted enrollment growth from 16,000 to 20,000 by 2013
- Student population 68% female
- University in overflow situation
- Parking shortage on campus
- No new purpose-built product with full amenities
- Off-campus housing all above 95% occupancy
- Significant barriers to entry
- Property zoned (up to 18 units/acre)
- Site's superior location



UNCG Campus view

EDUCATION REALTY Trust

Deal Structure

- EDR and local partner co-develop and split development fee ($957K)
- EDR provides construction oversight services – ($205K)
- EDR guarantees construction loan for 25% equity
- EDR provides second mortgage up to $1M @ 10% interest, 20-year amortization
- EDR provides management services; 5% fee – ($188K first year)
- Local partner contributes land (net value $2.1M)
- Local partner retains 75% equity position


10



Demolition/construction starts May 2006

Success

- Developed on time
- Developed within budget
- Opened on schedule
- Market leader
- Generated enthusiasm
- Customer satisfaction very high
- Waiting list for vacancies



8 a.m. Move-in day August 17, 2007

UNIVERSITY VILLAGE

EDUCATION REALTY Trust

Amenities

- Game room
- Fitness center
- Study center
- Resort-style pool
- Tanning domes
- Xbox 360 room
- Music practice room









EDUCATION REALTY Trust

Interiors

- Private bedroom
- Private bath
- High-speed Internet
- In-unit washers and dryers
- Granite countertops
- Leather furniture






UNIVERSITY VILLAGE
ANATOMY OF THE DEAL

EDUCATION REALTY Trust

UNIVERSITY VILLAGE -- GREENSBORO
FINAL PRO FORMA
DEVELOPMENT BUDGET

	Quantity	Unit Cost	Total
LAND	11.45 acres	$296,943/ac	$3,400,000
HARD COSTS (DEMO & CONSTRUCTION)	266,406 sq. ft.	$68.35/sf	18,208,558
FURNITURE, FIXTURES & EQUIPMENT	600 beds	$2,367/bed	1,420,000
ARCHITECTURAL/DESIGN FEES		2.19%	398,000
DEVELOPMENT FEE/LEGAL/CLOSING COSTS			2,831,800
TOTAL PROJECT COST			$26,258,358
TOTAL DEVELOPMENT COSTS (PER BED)		$43,764	
TOTAL DEVELOPMENT COSTS (PER UNIT)		$129,352	

EDUCATION REALTY Trust

UNIVERSITY VILLAGE -- GREENSBORO
FINAL RENT ROLL
UNIT MIX AND 2007-08 RENTAL RATES

Unit Type	Quantity Units	Quantity Beds	Rent/Bed	Gross Potential Rent
2-Bedroom/2-Bathroom	70	140	$584	$ 981,120
3-Bedroom/3-Bathroom	72	216	530	1,373,760
4-Bedroom/4-Bathroom	61	244	494	1,446,432
Total	**203**	**600**		**$3,801,312**

EDUCATION REALTY Trust

UNIVERSITY VILLAGE -- GREENSBORO
FINAL PRO FORMA -- FIRST ACADEMIC YEAR
SUMMARY OPERATING PRO FORMA

	Units	Beds	2007-08
REVENUES	203	600	$3,801,312
VACANCY/STAFF BEDS/CREDIT LOSS (NO CONCESSIONS)			-212,555
NET ANNUAL RENTAL REVENUE			3,588,757
OTHER INCOME			148,827
TOTAL REVENUE			3,737,584
OPERATING EXPENSES (INCLUDES 5% MGT. FEE)			1,228,550
FIXED CHARGES			346,914
NET OPERATING INCOME (NOI)			2,162,119
REPLACEMENT RESERVES			81,000
NET INCOME AFTER RESERVES (NIAR)			$2,081,119
PROJECT YIELD (NOI)			8.20%
PROJECT YIELD (NIAR)			7.90%
IRR (UNLEVERAGED)			11.10%

UNIVERSITY VILLAGE

EDUCATION REALTY Trust



CONTACT INFORMATION

Officers

Education Realty Trust, Inc.

Paul O. Bower
Chairman, President and CEO

Randall H. Brown
Executive Vice President & CFO

Craig L. Cardwell
Executive Vice President

Thomas Trubiana
Senior Vice President & Chief Investment Officer

William W. Harris
Senior Vice President of Development

Thomas J. Hickey
Senior Vice President of Operations

J. Drew Koester
Vice President, Chief Accounting Officer

Wallace L. Wilcox
Vice President - Construction

Susan B. Arrison
Vice President, Human Resources

Allen & O'Hara Development Co., LLC

William W. Harris
President

Bill K. Bugg, Jr.
Vice President

Charles M. Harris
Vice President

Rhonda K. Johannesen
Vice President

Allen & O'Hara Education Services, Inc.

Craig L. Cardwell
President

Thomas J. Hickey
Senior Vice President

Jim Crossetti
Vice President of Operations

Christine Richards
Vice President of Training

Corporate Offices

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117-3725
Phone: 901-259-2500
Fax: 901-259-2594
www.educationrealty.com

Forward-Looking Statements

Statements about EDR's business that are not historic facts are "forward-looking statements." Forward-looking statements are based on current expectations. They involve known and unknown risks and uncertainties that could cause EDR's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Actual results may differ materially, especially in the uncertain economic environment, and may be affected by many factors. Such factors are described in the company's Annual Report on Form 10-K for the year ended December 31, 2006, and in other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and EDR undertakes no obligation to update publicly or revise any forward-looking statement as a result of new information, future developments or otherwise.